UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to §240.14a-12

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CFS PROXY VOTING CAMPAIGN OUTBOUND CALL FLOW Page 2 If yes, confirm SH identity Who’s Calling? (prior to confirming SH) If yes If no My name is < First name, Last name and I’m calling on a recorded line regarding the upcoming shareholder meeting for the Russell Investment Company Funds. Is < SH Full Name available? Thank you. I am recording a < For / Against / Abstain vote on your Russell Investment Company Fund investment(s) and will send a printed confirmation <for each to < Registration Street address . For confirmation purposes, please state the full name, mailing address and zip code as they are listed on the registration. If yes / If vote direction is given My name is < First Name, Last name and I am calling on a recorded line regarding your investment in < Specific Fund Name . < Use Alternate Scripting if appropriate Materials were sent to you (via email, if applicable) regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote In Favor. Would you like to vote along with the recommendations of the Board on all the Russell Investment Company Funds that you are listed on? If No / SH Declines to Vote What am I voting on? < Use Appropriate Rebuttal followed by Would you like to vote along with the recommendations of the Board on all the Russell Investment Company Funds that you are listed on? Vote direction is given SH Declines to Vote after rebuttals < If appropriate We can be reached at (888) 812-7758 and are available weekdays between 9 am and 11 pm EST and between noon and 6pm EST on Saturday. Thank you for your time. Have a great < day / evening . Thank you for your time and your vote. Have a great < day / evening . Is there a better time to reach them? If yes If no If Households for additional SHs: Thank you. I see that < Other SH Name also holds this investment. May I speak to them? Hello, I am trying to reach < SH Full Name . Am I speaking to them?

Thank you for your time. Have a good day/evening! Use Appropriate Rebuttal Would you like to vote along with the recommendations of the board on all the Russell Investment Company Funds that you are listed on? Thank you for calling, my name is < first name, last name . Note: the record will automatically come up for the agent if we have the phone number in our database. o If record does not pop, “May I have the reference number from the letter you received? It’s a seven-digit code with letters and numbers starting with zero.” o When the agent has found the record, they move to the next section: May I have your name? Is the mailing address still < Registration Street Address ? Is the phone number you called from the best number to reach you at in the future? This is regarding the investment in the <Specific Fund Name . Business Records and Third Parties: Are you authorized to vote on behalf of < Business Name/Shareholder Name ? What is your name and < position with the company / relationship to the shareholder ? We were trying to contact you because your vote is needed for the upcoming shareholder meeting. The board is recommending a vote in favor. Would you like to vote along with the recommendations of the board on all the Russell Investment Company Funds that you are listed on? I am recording your < vote on your Russell Investment Company Fund investments and will send you a printed confirmation for each to (address). For confirmation purposes, please state the full name, mailing address and zip code as they are listed on the registration. YES Call Closing: Thank you for your time and your vote. Have a good day/evening! If Households for additional SHs: Thank you. I see that Other SH Name also holds this investment. May I speak to them? if the phone is passed to a second holder, move

d day/evening! Use Appropriate Rebuttal Would you like to vote along with the recommendations of the board on all the Russell Investment Company Funds that you are listed on? Thank you for calling, my name is first name, last name . Note: the record will automatically come up for the agent if we have the phone number in our database. o If record does not pop, “May I have your name and your zip code?” o Agents then follow search procedures to locate the investment. When they have found the record, they move to the next section: May I have your name? Is the mailing address still Registration Street Address ? Is the phone number you called from the best number to reach you at in the future? This is regarding the investment in the Specific Fund Name . Business Records and Third Parties: Are you authorized to vote on behalf of Business Name/Shareholder Name ? What is your name and position with the company / relationship to the shareholder ? We were trying to contact you because your vote is needed for the upcoming shareholder meeting. The board is recommending a vote in favor. Would you like to vote along with the recommendations of the board on all the Russell Investment Company Funds that you are listed on? I am recording your vote on your Russell Investment Company Fund investments and will send you a printed confirmation for each to (address). For confirmation purposes, please state the full name, mailing address and zip code as they are listed on the registration. YES Call Closing: Thank you for your time and your vote. Have a good day/evening! If Households for additional SHs: Thank you. I see that Other SH Name also holds this investment. May I speak to them? if the phone is passed to a second holder, move to

RUSSELL INVESTMENT COMPANY PROXY WO# 35295- TOUCH-TONE TELEPHONE VOTING SCRIPT ** PROXY CARD ** IVR Revision 08/28/2026 WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line.” “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: “Okay, you’ll be voting your shares in the RUSSELL INVESTMENTS FUNDS. The Board unanimously recommends a vote “FOR” ALL proposals.” IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…” MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE APPLICABLE PROPOSAL: “PROPOSAL 1, 2a, 2b: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2; ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.” WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR: “FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”, etc to match the fund holdings on the ballot. The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card… “PROPOSAL 3: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “Proposal 4: To vote FOR the nominee, Press 1. To vote WITHHOLD, Press 2. IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE THEY WILL HEAR: “Okay, voting for the nominee” IF THE SHAREHOLDER PRESSES 2, TO VOTE AGAINST FOR THE NOMINEE THEY WILL HEAR: “Okay, voting withhold on the nominee” 161590-002

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTE COLLECTED FOR THE PROPOSAL IS HEARD] THEN AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your voting instruction card or meeting notice...” “I’m now going to end this call unless you have another voting instruction card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR “Thank you for voting, goodbye.”

RUSSELL INVESTMENT COMPANY- WO# 35295- TOUCH-TONE TELEPHONE VOTING SCRIPT ** VOTING INSTRUCTION CARD ** IVR Revised 08/28/2026 WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-866- 298-8476 THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: “Okay, you’ll be voting your shares in the RUSSELL INVESTMENTS FUNDS. The Board unanimously recommends a vote “FOR” ALL proposals.” IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…” MATCHING THE SHAREHOLDER’S VOTING CARD, THEY WILL BE PROMPTED TO VOTE ON THE APPLICABLE PROPOSAL: “PROPOSAL 1, 2a, 2b: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2; ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.” WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR: “FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”, etc to match the fund holdings on the ballot. The prompting continues for each of the shareholders holdings to match their fund holdings listed on their proxy card… “PROPOSAL 3: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “Proposal 4: To vote FOR the nominee, Press 1. To vote WITHHOLD, Press 2. IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE THEY WILL HEAR: Okay, voting for the nominee”

IF THE SHAREHOLDER PRESSES 2, TO VOTE AGAINST FOR THE NOMINEE THEY WILL HEAR: “Okay, voting withhold on the nominee” WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTE COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your voting instruction card or meeting notice. I’m now going to end this call unless you have another voting instruction card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: Thank you for voting, goodbye.”

ACTION REQUESTED Reference Number: Re: Your investment in Russell Investment Company Dear Shareholder: We have been trying to get in touch with you regarding a very important matter pertaining to your investment in one or more funds of Russell Investment Company. This matter relates to important operating initiatives for the funds that require your response. Please contact us toll-free at 1-866-920-6160 between 10:00 a.m. and 11:00 p.m. EST, Monday through Thursday, between 10:00 a.m. and 5:00 p.m. EST on Friday and between 12:00 p.m. and 6:00 p.m. EST on Saturday. The call will only take a few moments of your time. At the time of the call, please use the Reference Number listed above. You will not be asked to provide any confidential information, and your call will be recorded for your protection. Thank you in advance for your prompt attention to this matter.

ACTION REQUESTED Reference Number: Re: Your investment in Russell Investment Company Dear Shareholder: We have been trying to get in touch with you regarding a very important matter pertaining to your investment in one or more funds of Russell Investment Company. This matter relates to important operating initiatives for the funds which will be presented at the Special Meeting of Shareholders to be held on November 24, 2026. Please contact us toll-free at 1-866-920-6160 between 10:00 a.m. and 11:00 p.m. EST, Monday through Thursday, between 10:00 a.m. and 5:00 p.m. EST on Friday and between 12:00 p.m. and 6:00 p.m. EST on Saturday. The call will only take a few moments of your time. At the time of the call, please use the Reference Number listed above. You will not be asked to provide any confidential information, and your call will be recorded for your protection. Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation. Sincerely, Computershare Fund Services Independent Tabulator for the November 24, 2026 Special Meeting of Shareholders of Russell Investment Company

Russell Investment Company Special Meeting of Shareholders - November 24, 2026 Please Vote Today Dear Shareholder: The Special Meeting of Shareholders to be held on November 24, 2026 is quickly approaching, and our records indicate that we have not yet received your vote. YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS Voting now helps minimize additional costs to the funds, avoids additional mailings, and eliminates phone calls to shareholders. The Proxy Statement we sent you contains important information regarding the proposals that you and other shareholders are being asked to consider. A copy of the Proxy Statement may be viewed or downloaded at the website listed on your proxy card. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-888-812-7758. Please vote using one of the following options: VOTE WITH A LIVE AGENT Call 1-888-812-7758 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET VOTE ONLINE Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number (located in the shaded box) and follow the on-screen instructions. VOTE BY TOUCH-TONE TELEPHONE Call the toll-free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the shaded box) and follow the recorded instructions. VOTE BY MAIL Complete, sign and date the proxy card and then return it in the enclosed postage-paid envelope. Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation, and you may disregard this notice.

Russell Investment Company Special Meeting of Shareholders - November 24, 2026 ACTION REQUESTED: Please Vote Today Dear Shareholder: The Special Meeting of Shareholders is quickly approaching. This letter was sent to you because you held shares in one or more funds of Russell Investment Company on the record date and our records indicate that we have not yet received your vote. YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS Voting now helps minimize additional costs to the funds, avoids additional mailings, and eliminates phone calls to shareholders. The Proxy Statement we sent you contains important information regarding the proposals that you and other shareholders are being asked to consider. A copy of the Proxy Statement may be viewed or downloaded at the website listed on your proxy card. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-888-812-7758. Please vote using one of the following options: VOTE WITH A LIVE AGENT Call 1-888-812-7758 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET VOTE ONLINE Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number (located in the shaded box) and follow the on-screen instructions. VOTE BY TOUCH-TONE TELEPHONE Call the toll-free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the shaded box) and follow the recorded instructions. VOTE BY MAIL Complete, sign and date the proxy card and then return it in the enclosed postage-paid envelope. Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation, and you may disregard this notice.

Russell Investment Company Special Meeting of Shareholders - November 24, 2026 URGENT – YOUR VOTE IS NEEDED TODAY! Dear Shareholder: We have sent you several notifications concerning important proposals affecting your investment in Russell Investment Company which will be considered at the Special Meeting of Shareholders on November 24, 2026. This letter was sent to you because you held shares in one or more funds of Russell Investment Company on the record date and our records indicate that we have not yet received your vote. YOUR FUND’S BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS Vote now to minimize additional costs to the funds, avoid additional mailings, and eliminate follow-up phone calls to shareholders. A copy of the Proxy Statement may be viewed or downloaded at the website listed on your proxy card. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, the Funds’ proxy solicitor, toll-free at 1-888-812-7758. Please vote using one of the following options: VOTE WITH A LIVE AGENT Call 1-888-812-7758 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET VOTE ONLINE Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number (located in the shaded box) and follow the on-screen instructions. VOTE BY TOUCH-TONE TELEPHONE Call the toll-free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the shaded box) and follow the recorded instructions. VOTE BY MAIL Complete, sign and date the proxy card and then return it in the enclosed postage-paid envelope. Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation, and you may disregard this notice.

FP Email (RIC) – Additional votes needed Subject Line: Update: Russell Investments Shareholder Proxy Process Continues NOTICE Shareholder votes still needed As previously communicated, Russell Investments has initiated a proxy process as a result of the sale of Russell Investments to a newly-formed acquisition vehicle through which an investor consortium led by B Capital and including California Public Employees’ Retirement System will acquire Russell Investments. We are making good progress on the proxy vote and we sincerely thank you for your assistance thus far. However, we are still seeking votes on a number of funds. Shareholder participation is critical. Please urge your clients to vote. Shareholders who have not yet voted their shares have now started receiving phone calls on our behalf from our proxy solicitation agent in addition to emails and/or hard copy mailings. Please reassure your clients that proxy votes such as this are normal occurrences in registered fund investing. This is a very important vote, and a minimum number of votes per fund must be received prior to the shareholder meeting on November 24, 2026. Once a shareholder casts their vote(s), all calls and mailings will cease. Below are some documents for your reference: Proxy Statements Overview [link to document] (financial professional use only) Sample email text [link to document] for use with your clients who are shareholders of RIC Funds* RIC Proxy Statement [link to document] Questions?

If you have any questions or concerns about this process, please contact us at 800- 787-7354 or service@russellinvestments.com. Thank you for your continued confidence in Russell Investments. *Prior to sharing any materials with end investors, please ensure the documents are approved by your firm. Contact us: 800-787-7354 russellinvestments.com THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS. Russell Investments’ ownership is composed of a majority stake held by funds managed by TA Associates Management, L.P., with a significant minority stake held by funds managed by Reverence Capital Partners, L.P. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling, ownership stakes. On July 2, 2026, Russell Investments Group, Ltd. (“Russell Investments”) entered into a definitive agreement and plan of merger (the “Transaction”) pursuant to which Russell Investments will be acquired by a consortium led by B Capital Group Management, L.P. that includes California Public Employees Retirement System. The Transaction is expected to close by the end of Q1 2027, subject to the receipt of regulatory approvals and other customary closing conditions. Frank Russell Company is the owner of the Russell trademarks contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investments group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operating under the “FTSE RUSSELL” brand. Copyright © 2026 Russell Investments Group, LLC. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Russell Investments. It is delivered on an “as is” basis without warranty

Sample Email Text for advisors to use with RIC shareholders (to be included in “Additional votes needed” FP email) Sample text for home offices/financial professionals to send to shareholders encouraging them to vote their proxy (pending home office approval). Hello [Name], You are a shareholder in funds advised by Russell Investment Management, LLC (RIM). You have received a proxy statement from Russell Investments regarding an important vote related to the shares you own. You also may receive a call on behalf of Russell Investments asking for your vote. If you have already voted, we sincerely thank you. I want to assure you that proxy votes such as this are normal occurrences in registered fund investing. This is a very important vote, and a minimum number of votes per fund must be received prior to the special shareholder meeting on November 24, 2026 in order for the fund to hold a valid shareholder meeting. Please take a moment to read the proxy statement and cast your vote. Thank you. Sincerely [SIGNATURE]